Exhibit 10.6.1
AMENDMENT TO DISBURSEMENT AGREEMENT
     THIS AMENDMENT TO DISBURSEMENT AGREEMENT (this “Amendment”), is made effective as of the 31st day of January 2006, by and among IdleAire Technologies Corporation, a Delaware corporation (the “Company”), Wells Fargo Bank, National Association, as Trustee (the “Trustee”), and Wells Fargo Bank, National Association, as Disbursement Agent (the “Disbursement Agent” and, along with the Company and the Trustee, the “Parties”) pursuant to and in accordance with (i) Section 15.8 of that certain Disbursement Agreement by and among the Parties, dated as of December 30, 2005 (the “Disbursement Agreement”) and (ii) Section 8.01 of that certain Indenture by and among the Parties, dated as of December 30, 2005 (the “Indenture”).
     WHEREAS, capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Indenture;
     WHEREAS, the Disbursement Agreement is a Collateral Agreement under the Indenture; and
     WHEREAS, in accordance with Section 15.8 of the Disbursement Agreement and Section 8.01 of the Indenture, the Parties hereby amend the Disbursement Agreement as set forth herein.
     NOW, THEREFORE, for and in consideration of the foregoing premises and of the mutual agreements hereinafter set forth, the Parties hereby agree as follows:
     1. Amendment to Disbursement Agreement. The Parties hereby amend the Disbursement Agreement as follows:
          1.1. The first sentence of Section 4.1 of the Disbursement Agreement is hereby deleted in its entirety and restated as follows:
     4.1. The Issuer shall have the right from time to time during the course of this Agreement (but no more frequently than once per calendar month) to submit to the Disbursement Agent, with a copy to the Trustee, a Facilities Disbursement Request and an Advance Disbursement Request.
          1.2. Section 2 of the Form of Facilities Disbursement Request, Exhibit B-1 of the Disbursement Agreement, is hereby deleted in its entirety and restated as follows:
     2. With respect to the Disbursement, the Issuer has delivered or caused to be delivered to the Disbursement Agent (a) true and complete invoices or purchase orders that have been tendered for all costs, that, individually, exceed $10,000, for which disbursement is requested hereunder (provided, that the aggregate amount of invoices or purchase orders omitted from being provided to the Disbursement Agent by virtue of this clause (a) may not exceed $250,000 in any one Disbursement Request), and

(b) such amounts as the Issuer withheld for good cause, which are listed on Schedule 2 hereto (together with a brief explanation as to why such amounts were withheld) for all disbursements identified on this Disbursement Request (collectively with the information and documentation required to be provided under Section 1 above, including the information required to be provided on Schedules 1 and 2 hereto, the “Supporting Documentation”).
          1.3. All references in the Disbursement Agreement to Section “3.3” of the Disbursement Agreement are hereby amended to refer to Section “3” of the Disbursement Agreement.
2. Miscellaneous.
          2.1. The Recitals hereto are hereby incorporated by reference as if fully set forth in this Amendment.
          2.2. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, successors, and assigns.
          2.3. This instrument contains the entire agreement among the Parties with respect to the subject matter hereof and shall not be modified except in accordance with the applicable provisions of the Disbursement Agreement and the Indenture.
          2.4. This Amendment shall be governed by the laws of the State of New York, and shall be construed under the substantive law of the State of New York without regard to its conflicts of law provisions.
          2.5 This Amendment may be executed in any number of counterparts and all counterparts executed by the Parties together shall constitute one and the same Amendment.
(Signatures on following page.)

     IN WITNESS WHEREOF, the Parties have hereunto executed this Amendment on the day and year first above written.

COMPANY:

IDLEAIRE TECHNOLOGIES CORPORATION, a Delaware corporation

By:	/s Michael C. Crabtree

Name:	Michael C. Crabtree
Title:	Chief Executive Officer

TRUSTEE:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Lynn M. Steiner

Name:	Lynn M. Steiner
Title:	Vice President

DISBURSEMENT AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Lynn M. Steiner

Name:	Lynn M. Steiner
Title:	Vice President

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